UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2023

Personalis, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38943	27-5411038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 Dumbarton Circle Fremont, California		94555
(Address of Principal Executive Offices)		(Zip Code)

(650) 752-1300

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PSNL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2023, Alan Colowick, a director of Personalis, Inc. (the “Company”), resigned as a member of the Company’s Board of Directors (the “Board”). Dr. Colowick’s resignation was not the result of any disagreement or dispute with the Company.

On June 13, 2023, upon recommendation of the Nominating and Corporate Governance Committee of the Board, the Board appointed Kenneth Widder to the Board as a Class II director. Dr. Widder’s term will expire, along with the terms of the other Class II directors, at the Company’s annual meeting of stockholders in 2024.

There are no arrangements or understandings between Dr. Widder and any other persons pursuant to which he was selected as a director. The Board has determined that Dr. Widder qualifies as an independent director under the independence requirements set forth under Rule 5605(a)(2) of the Nasdaq Stock Market LLC Rules and listing standards. Additionally, there are no transactions involving the Company and Dr. Widder that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

In connection with his appointment to the Board, and pursuant to our amended and restated non-employee director compensation policy, previously filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC) on May 3, 2023 (the “Non-Employee Director Compensation Policy”), Dr. Widder will receive annual cash retainers for his service on the board of directors and any committee of the board of directors he is later appointed to, an initial equity grant and annual equity grants, each in the amounts set forth in the Non-Employee Director Compensation Policy.

The Company has also entered into its standard of indemnification agreement with Dr. Widder in the form previously filed as Exhibit 10.4 to the Company’s the Company’s Registration Statement on Form S-1 (No. 333-231703), as amended, filed with the SEC on June 7, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 13, 2023	Personalis, Inc.

	By:	/s/ Aaron Tachibana
Aaron Tachibana
Chief Financial Officer and Chief Operating Officer